TRUST FOR CREDIT UNIONS

                          Money Market Portfolio

                            ___________________


                    Supplement dated October 1, 1997 to
                    Prospectus dated December 30, 1996



Pages 2, 24 and 26 of the Prospectus are modified as follows:

     (1)  Orders for Money Market Portfolio units received before
3:00 p.m., New York time, on a Business Day earn same day income if federal funds are received by 3:30 p.m., New York time, the same day.

     (2)  Redemption requests with respect to Money Market
Portfolio units that are received before 3:00 p.m., New York time, on a Business Day normally provide same day federal funds at the unitholder's designated account, in which case the redeemed units will not earn income on the redemption date.